UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 27, 2004


                                DATIGEN.COM, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

            Utah                      0-26027             87-0626333
            ----                      -------             ----------
 (State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)             File Number)       Identification No.)

                          c/o David Lubin & Associates
                              92 Washington Avenue
                           Cedarhurst, New York 11516
                    (Address of principal executive offices)

                                 (516) 569-9629
              (Registrant's telephone number, including area code)

                                 ---------------
          (Former name or former address, if changed since last report)

SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure set forth under Item 3.02 (Unregistered Sales of Equity Securities) is hereby incorporated by reference into this Item 1.01.

SECTION 3-SECURITIES AND TRADING MARKETS
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On December 27, 2004, Datigen.com, Inc. (the "Registrant") received an aggregate of $178,667 in cash and executed subscription agreements from 31 persons relating to the purchase of an aggregate of 35,733,400 shares of common stock at a per share purchase price of $0.005 per share. The form of the subscription agreement is attached hereto as Exhibit 10.2.

There were no underwriters or broker-dealers involved in the private placement and therefore no underwriting discounts or commissions were paid; the Registrant received the full gross proceeds of the offering. The shares of common stock of the Registrant were offered and sold only to friends and family of the officer of the Registrant. The shares were offered and issued pursuant to Regulation S promulgated by the Securities and Exchange Commission. The Registrant did not make any offers in the United States, each of the purchasers were outside the United States and there were no selling efforts in the United States.

Amir Uziel, the President and Chief Executive Officer and a director of the Registrant, purchased 1,500,000 shares of common stock in the offering, and Robert Lubin, a director of the Registrant, purchased 50,000 shares of Common Stock.

Of the gross proceeds received by the Registrant, $120,000 was paid to Purisys, Inc. in accordance with the terms of the binding Letter of Intent dated December 15, 2004. As previously disclosed in the Registrant's Current Report on Form 8-K, filed with the Commission on December 17, 2004 (File No. 000-26027), the Registrant entered into a binding letter of intent with Purisys, Inc., a New Jersey corporation, and the sole shareholder of Purisys, which provides, among other things, for the sale to the Registrant of all of the assets constituting the Battery Brain Product owned by Purisys. The disbursement made on December 27, 2004 to Purisys of $120,000 was a condition of the Letter of Intent. If the Registrant terminates the Letter of Intent prior to the closing of the contemplated transaction, said amount will be automatically converted into a loan from the Registrant to Purisys, which will become due and payable by Purisys within 15 days after the date of termination of the Letter of Intent.

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

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Information. Not applicable
      (b)   Pro forma financial information. Not applicable
      (c)   Exhibits

            Exhibit 10.2 Form of Regulation S Subscription Agreement and Investment Representation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DATIGEN.COM, INC.
                                        (Registrant)

                                        By: /s/ Amir Uziel
                                        -------------------------------------
                                        President and Chief Executive Officer

Date:  December 29, 2004

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